Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2020
Financial Instruments
Schedule of estimated fair value and carrying value of assets and liabilities

The following table includes the estimated fair value and carrying value of those assets and liabilities that are measured at fair value on a recurring and non-recurring basis, as well as the estimated fair value of the financial instruments that are not accounted for at a fair value on a recurring basis. Trade payables and receivables for which the estimated fair values are equivalent to carrying values are not specified below.

		As of		As of
		December 31, 2020		December 31, 2019
		Carrying	Fair	Carrying	Fair
		amount	value	amount	value
		Asset	Asset	Asset	Asset
(in thousands of U.S. dollars)	Level	(Liability)	(Liability)	(Liability)	(Liability)
Recurring:
Cash and cash equivalents	1	$31,770	31,770	39,126	$39,126
Restricted cash	1	19,293	19,293	20,693	20,693
Derivative instruments	2	(26,475)	(26,475)	(14,935)	(14,935)
Other:
Amounts due from affiliate	2	3,639	3,639	4,296	4,296
Advances (shareholder loans) to joint ventures	2	4,153	4,305	3,831	4,029
Current amounts due to owners and affiliates	2	(2,600)	(2,600)	(2,513)	(2,513)
Lampung facility	2	(94,960)	(99,295)	(112,713)	(119,598)
$385 million facility	2	(319,629)	(323,342)	(344,248)	(352,219)
Revolving credit facility due to owners and affiliates	2	$(18,465)	(16,987)	(8,792)	$(8,717)

Summary of Financing receivables and net investment in financing lease

The following table contains a summary of the class of financial asset, year of origination and the method by which the credit quality is monitored on a quarterly basis:

Class		Credit Quality		As of December 31,
(in thousands of U.S. dollars)	Year	Indicator	Grade	2020	2019
Advances/shareholder loans to joint ventures	2006	Collection experience	Performing	$4,153	$3,831
Net investment in financing lease	2014	Credit Information	Performing	$274,257	$278,904